UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2004

ALLIANT TECHSYSTEMS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10582	41-1672694
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5050 LINCOLN DRIVE
EDINA, MINNESOTA		55436-1097
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐  Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4 (c))

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

First Supplemental Indenture Dated as of October 26, 2004 to Indenture Dated as of August 13, 2004

On August 13, 2004, Alliant Techsystems Inc. (the “Company” or “ATK”) entered into an indenture among the Company, its Subsidiary Guarantors identified in the indenture and BNY Midwest Trust Company relating to the issuance of $200,000,000 of the Company’s 3.00% Convertible Senior Subordinated Notes Due 2024 (the “3.00% Convertible Notes”) in a private placement pursuant to Rule 144A under the Securities Act of 1933.

The 3.00% Convertible Notes mature on August 15, 2024.  Interest on the 3.00% Convertible Notes is payable on February 15 and August 15 of each year, beginning on February 15, 2005. Starting with the period beginning on August 20, 2014 and ending on February 14, 2015, and for each of the six-month periods thereafter beginning on February 15, 2015, ATK will pay contingent interest during the applicable interest period if the average trading price of the 3.00% Convertible Notes on the five trading days ending on the third day immediately preceding the first day of the applicable interest period equals or exceeds 120% of the principal amount of the 3.00% Convertible Notes.

The contingent interest payable per note within any applicable interest period will equal an annual rate of 0.30% of the average trading price of a note during the measuring period. ATK may redeem some or all of the 3.00% Convertible Notes in cash at any time on or after August 20, 2014.

Holders of the 3.00% Convertible Notes may require ATK to repurchase in cash some or all of the 3.00% Convertible Notes on August 15, 2014 and August 15, 2019.

Pursuant to the indenture (as modified by the First Supplemental Indenture dated as of October 26, 2004), holders may convert their 3.00% Convertible Notes into cash at the conversion price of $79.75, under the following circumstances: (1) when, during any fiscal quarter, the last reported sale price of ATK stock is greater than or equal to 130% of the conversion price, or $103.68, for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter; (2) if ATK calls the 3.00% Convertible Notes for redemption; or (3) upon the occurrence of certain corporate transactions.  ATK may satisfy any amounts above the conversion price, at its sole election, in cash, common stock, or a combination of cash and common stock.

If certain fundamental changes occur on or prior to August 15, 2014, ATK will in certain circumstances increase the conversion rate by a number of additional shares of common stock or, in lieu thereof, ATK may in certain circumstances elect to adjust the conversion rate and related conversion obligation so that the 3.00% Convertible Notes are convertible into shares of the acquiring or surviving company.

First Supplemental Indenture Dated as of October 26, 2004 to Indenture Dated as of February 19, 2004

On October 26, 2004, the Company entered into the first supplemental indenture to an indenture dated as of February 19, 2004 among the Company, its Subsidiary Guarantors identified in the indenture and BNY Midwest Trust Company relating to the issuance $280,000,000 aggregate principal amount of the Company’s 2.75% Convertible Senior Subordinated Notes Due 2024 (the “2.75% Convertible Notes”).  The parties entered into this first supplemental indenture for the purpose of modifying the Company’s requirements for satisfaction of its obligations upon conversion of the 2.75% Convertible Notes, as described below.

The 2.75% Convertible Notes mature on February 15, 2024.  Interest on the 2.75% Convertible Notes is payable on February 15 and August 15 of each year, beginning on August 15, 2004. Starting with the period beginning on August 20, 2009 and ending on February 14, 2010, and for each of the six-month periods thereafter beginning on February 15, 2010, ATK will pay contingent interest during the applicable interest period if the average trading price of the 2.75% Convertible Notes on the five trading days ending on the third day immediately preceding the first day of the applicable interest period equals or exceeds 120% of the principal amount of the 2.75% Convertible Notes.

The contingent interest payable per note within any applicable interest period will equal an annual rate of 0.30% of the average trading price of a note during the measuring period. ATK may redeem some or all of the 2.75% Convertible Notes in cash at any time on or after August 20, 2009.

Holders of the 2.75% Convertible Notes may require ATK to repurchase in cash some or all of the 2.75% Convertible Notes on August 15, 2009, February 15, 2014, or February 15, 2019.

Pursuant to the indenture (as modified by the First Supplemental Indenture dated as of October 26, 2004), holders may convert their 2.75% Convertible Notes into cash at the conversion price of $79.46 under the following circumstances: (1) when, during any fiscal quarter, the last reported sale price of ATK stock is greater than or equal to 130% of the conversion price, or $103.30, for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter; (2) if ATK calls the 2.75% Convertible Notes for redemption; or (3) upon the occurrence of certain corporate transactions.  ATK may satisfy any amounts above the conversion price, at its sole election, in cash, common stock, or a combination of cash and common stock.

Item 3.03.  Material Modification to Rights of Security Holders

The indentures relating to the 3.00% Convertible Notes and the 2.75% Convertible Notes contain certain restrictions on the payment of dividends on the Company’s common stock.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

Exhibit No.	Description
4.1

Indenture dated as of August 13, 2004 among the Registrant, as Issuer, the Subsidiary Guarantors identified in the Indenture and BNY Midwest Trust Company, as Trustee, relating to 3.00% Convertible Senior Subordinated Notes due 2024.

4.2

First Supplemental Indenture dated as of October 26, 2004 to the Indenture dated as of August 13, 2004 among the Registrant, as Issuer, the Subsidiary Guarantors identified in the Indenture and BNY Midwest Trust Company, as Trustee, relating to 3.00% Convertible Senior Subordinated Notes due 2024.

4.3

First Supplemental Indenture dated as of October 26, 2004 to the Indenture dated as of February 19, 2004 among the Registrant, as Issuer, its Subsidiary Guarantors identified in the Indenture and BNY Midwest Trust Company relating to 2.75% Convertible Senior Subordinated Notes Due 2024.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

By:	/s/ Eric S. Rangen
Name: Eric S. Rangen
Title: Executive Vice President and Chief Financial Officer

Date:  October 27, 2004